SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2003

                           Sandy Spring Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

         Maryland                         0-19065                52-1532952
(State or other jurisdiction      (Commission file number)     (IRS Employer
     of incorporation)                                             Number)

                   17801 Georgia Avenue, Olney, Maryland 20832
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 301.774.6400

Item 4.  Changes in Registrant's Certifying Accountant.

     (a) Previous independent accountants.

                  (i) On April 7, 2003, Sandy Spring Bancorp, Inc. ("Bancorp") dismissed Stegman & Company ("Stegman"), which had previously served as independent accountants for Bancorp.

                  (ii) The reports of Stegman on the consolidated financial statements of Bancorp as of and for the fiscal years ended December 31, 2001 and December 31, 2002, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

                  (iii) The change in independent accountants was recommended by Bancorp's Audit Committee and approved by Bancorp's Board of Directors.

                  (iv) In connection with its audit for the fiscal years ended December 31, 2002 and 2001, and in the interim period from January 1, 2003 through April 7, 2003, there were no disagreements with Stegman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stegman, would have caused Stegman to make reference to such disagreements in its report on the consolidated financial statements for such years.

                  (v) During the fiscal years ended December 31, 2001 and 2002, and in the interim period from January 1, 2003 through April 7, 2003, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the "SEC").

                  (vi) Bancorp has requested that Stegman furnish it with a letter addressed to the SEC stating whether or not Stegman agrees with the above statements. A copy of this letter, dated April 9, 2003, is filed as Exhibit 16 to this Form 8-K.

     (b) New independent accountants.

         On April 7, 2003, Bancorp engaged McGladrey & Pullen, LLP ("M&P") as its new independent accountants. The engagement of M&P was recommended by Bancorp's Audit Committee and approved by Bancorp's Board of Directors. During the fiscal years ended December 31, 2001 and 2002, and in the interim period from January 1, 2003 through April 7, 2003, Bancorp has not consulted with M&P regarding either:

                  (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Bancorp's financial statements, and neither a written report was provided to Bancorp nor oral advice was provided that M&P concluded was an important factor considered by Bancorp in reaching a decision as to any such accounting, auditing, or financial reporting issue; or

                  (ii) any matter that was either the subject of a "disagreement," as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired. Not applicable.

(b) Pro Forma Financial Information. Not Applicable.

(c) Exhibits.

         16 Letter of Stegman & Company pursuant to Item 304(a)(3) of Regulation SK

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       SANDY SPRING BANCORP, INC.



                       By:  /s/ Hunter R. Hollar
                            ----------------------------------------------------
                            Hunter R. Hollar, President, Chief Executive Officer


Dated:  April 10, 2003